FOURTH AMENDMENT TO CREDIT AGREEMENT


                THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Fourth Amendment"), dated as of May 31, 1994, is entered into by and among the following parties:

                STORAGE TECHNOLOGY CORPORATION ("STK");

                STORAGETEK FINANCIAL SERVICES CORPORATION ("SFSC");

                STORAGE TECHNOLOGY DE PUERTO RICO, INC. ("STPR");

                XL/DATACOMP, INC. ("XL/DC") (STK, SFSC, STPR and XL/DC are collectively referred to as the "Borrowers");

                BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Lenders (the "Agent"); and

                The several financial institutions party to the Credit Agreement (collectively, the "Lenders").

                                  RECITALS

                A. The Borrowers, the Lenders and the Agent are parties to that certain $150,000,000 Multicurrency Credit Agreement dated as of March 31, 1993, as amended by that certain First Amendment to Credit Agreement dated as of August 6, 1993, that certain Second Amendment to Credit Agreement dated as of September 24, 1993, and that certain Third Amendment to Credit Agreement dated as of March 1, 1994 (collectively, the "Prior Credit Agreement"), pursuant to which the Agent and the Lenders have extended certain credit facilities and other financial accommodations to the Borrowers.

                B. The Borrowers have requested that the Lenders agree to certain amendments to the Prior Credit Agreement.

                C. The Lenders are willing to amend the Prior Credit Agreement, pursuant to Section 9.01 of the Prior Credit Agreement and subject to the terms and conditions of this Fourth Amendment.


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                NOW, THEREFORE, for valuable consideration, the receipt
    and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                1. Defined Terms; General Principles. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement. This Fourth Amendment is incorporated into the Prior Credit Agreement by this reference and made a part thereof. The Prior Credit Agreement, as amended by this Fourth Amendment, is herein referred to as the "Credit Agreement."

                2.    Amendments to Credit Agreement.

                      (a) Amendment to Agent's Partial Collateral Release Certificate Delivered in Connection with Exhibit Q [Form of Periodic Release Certificate]. A portion of the Exhibit Q attached to the Prior Credit Agreement consists of the partial collateral release certificate to be executed and delivered by the Agent on the terms and conditions set forth in the Prior Credit Agreement (the "Agent's Partial Collateral Release Certificate"). The Agent's Partial Collateral Release Certificate is hereby amended and restated in its entirety by the Form of Amended and Restated Agent's Partial Collateral Release Certificate attached hereto as Exhibit A (the "Form of Amended and Restated Agent's Partial Collateral Release Certificate"). All references in the Prior Credit Agreement to the Agent's Partial Collateral Release Certificate shall refer to Exhibit A attached hereto and the Form of Amended and Restated Agent's Partial Collateral Release Certificate, respectively. All other provisions of Exhibit Q to the Prior Credit Agreement remain valid and enforceable in accordance with their express terms.

                3. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

                      (a)   No Event of Default has occurred and is
    continuing;

                      (b) The execution, delivery and performance by each Borrower of this Fourth Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary

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    corporate action, do not contravene (i) such Borrower's charter or bylaws, (ii) any law, rule, regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award binding on or affecting such Borrower or any of its properties, or (iii) any contractual restriction binding on or affecting such Borrower or any of its properties, except, in each case, where any such contravention would not cause a Material Adverse Effect or render any Loan Document unenforceable against such Borrower or any third party, and do not result in or require the creation of any Lien (other than pursuant to the Credit Agreement or pursuant to the Collateral Documents) upon or with respect to any of its material properties;

                      (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by any Borrower of this Fourth Amendment;

                      (d) This Fourth Amendment and the Prior Credit Agreement, as amended hereby, are each the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with their terms;

                      (e) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct; and

                      (f) The Borrowers are entering into this Fourth Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agent and the Lenders or any other Person.

                4. Effective Date. This Fourth Amendment shall be deemed effective as of May 31, 1994 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

                      (a) The Agent has received from the Borrowers and each of the Majority Lenders a duly executed original of this Fourth Amendment.

                      (b) The Agent has received from each of the Borrowers a certificate signed by the Secretary or Assistant

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    Secretary of such Borrower, certifying that the resolution passed by the board of directors of such corporation in connection with the execution delivery and performance of the Prior Credit Agreement authorizes the execution, delivery and performance of this Fourth Amendment and the Credit Agreement and that such resolution is in full force and effect as of the date of delivery of such certificate; and

                      (c) All representations and warranties contained herein are true and correct as of the date the Agent has received a duly executed original of this Fourth Amendment from all of the parties hereto.

                5. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agent and the Lenders of this Fourth Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Lenders to execute similar agreements or provide other accommodations under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person.

                6.    Miscellaneous.

                      (a) Except as herein expressly amended, all terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Fourth Amendment. This Fourth Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                      (b) This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Fourth Amendment.

                      (c) This Fourth Amendment shall be governed by and construed in accordance with the law of the State of California.

                      (d) This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original,


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    but all such counterparts together shall constitute but one and the same instrument.

                      (e) This Fourth Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matter discussed herein and therein. This Fourth Amendment supersedes all prior drafts and communications with respect thereto. This Fourth Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

                      (f) If any term or provision of this Fourth Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Fourth Amendment or the Credit Agreement, respectively.

                      (g) The Borrowers agree to pay to or reimburse the Agent, upon demand, for all reasonable Attorney Costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Fourth Amendment.























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                IN WITNESS WHEREOF, the parties hereto have executed and
    delivered this Fourth Amendment as of the date first above written.

                            THE BORROWERS:

                            STORAGE TECHNOLOGY CORPORATION

                            By:  /s/ Mark D. McGregor
                                ----------------------------------------
                                Name:   Mark D. McGregor
                                Title:  Assistant Treasurer

                            STORAGE TECHNOLOGY DE PUERTO RICO, INC.

                            By:  /s/ Mark D. McGregor
                                ----------------------------------------
                                 Name:   Mark D. McGregor
                                 Title:  Assistant Treasurer

                            XL/DATACOMP, INC.

                            By:  /s/ Mark D. McGregor
                                ----------------------------------------
                                 Name:   Mark D. McGregor
                                 Title:  Assistant Treasurer

                            STORAGETEK FINANCIAL SERVICES CORPORATION

                            By:  /s/ Robert J. Kali
                                ----------------------------------------
                                 Name:   Robert J. Kali
                                 Title:  Vice President and Chief
                                             Operating Officer

                            THE AGENT:

                            BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                            By: /s/ Shannon Collins
                                ----------------------------------------
                                 Name:   Shannon Collins
                                 Title:  Vice President

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                            THE SWING LINE BANK:

                            BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Swing
                              Line Bank

                            By:  /s/ Kevin McMahon
                                ----------------------------------------
                                 Name:   Kevin McMahon
                                 Title:  Vice President


                            THE ISSUING BANK:

                            BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Issuing
                              Bank

                            By:  /s/ Kevin McMahon
                                ----------------------------------------
                                 Name:   Kevin McMahon
                                 Title:  Vice President





















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                            THE LENDERS:

                            BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                            By:  /s/ Kevin McMahon
                                ----------------------------------------
                                 Name:   Kevin McMahon
                                 Title:  Vice President


                            THE FIRST NATIONAL BANK OF BOSTON

                            By:  /s/ Oscar Jazdowski
                                ----------------------------------------
                                  Name:   Oscar Jazdowski
                                 Title:  Managing Director


                            BANK OF MONTREAL

                            By:  /s/ Daniel A. Brown
                                ----------------------------------------
                                 Name:   Daniel A. Brown
                                 Title:  Director


                            NBD BANK, N.A.

                            By:  /s/ James Gregory Mickens
                                ----------------------------------------
                                 Name:   James Gregory Mickens
                                 Title:  Vice President


                            CONTINENTAL BANK N.A.

                            By:  /s/ Elizabeth M. Nolan
                                ----------------------------------------
                                 Name:   Elizabeth M. Nolan
                                 Title:  Vice President


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                            FIRST INTERSTATE BANK OF DENVER

                            By:  /s/ Alex J. McCombs
                                ----------------------------------------
                                 Name:   Alex J. McCombs
                                 Title:  Vice President


                            BANQUE NATIONALE DE PARIS

                            By:  /s/ C. Battles
                                ----------------------------------------
                               Name:   C. Battles
                               Title:  Vice President


                            By:  /s/ D. Mansoorian
                                ----------------------------------------
                                 Name:   D. Mansoorian
                                 Title:  A.V.P.
























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